Exhibit FS-1(a)

                                                           Consolidated Statements of Income                                      1

-------------------------------------------------------------------------------------------------------------------------------
   Consolidated Statements of Income      E.ON Energie       Powergen         Ruhrgas          Degussa         Viterra AG
-------------------------------------------------------------------------------------------------------------------------------
                                               (euro)         (euro)          (euro)            (euro)            (euro)
-------------------------------------------------------------------------------------------------------------------------------
Sales                                      22,578,532,183   9,894,221,151   12,085,428,512       993,728,516   1,084,573,678
Electricity tax                             1,307,581,578               0                0                 0               0
Petroleum tax                                           0               0    2,524,516,120                 0               0
Net sales                                  21,270,950,605   9,894,221,151    9,560,912,392       993,728,516   1,084,573,678

Cost of goods sold and services provided   15,323,600,940   7,847,705,750    8,239,444,135       690,234,437     949,718,169
Gross profit from sales                     5,947,349,665   2,046,515,401    1,321,468,257       303,494,079     134,855,509

Selling expenses                            3,222,080,003     979,153,452      166,138,326       135,774,642      50,003,309
Research and developement cost                          0       2,347,160       38,993,373        27,187,785               0
General and administratve expenses            418,328,534     348,601,414      268,118,174        77,276,786      77,653,922
Other operating income                      1,956,546,505     713,710,117       72,377,604        42,441,627     521,233,112
Other operating expenses                    1,379,669,414     387,587,220       89,557,559        77,276,882      81,600,596
Income before financial earnings and
taxes                                       2,883,818,219   1,042,536,272      831,038,429        28,419,611     446,830,794

Income from profit- and loss-pooling
agreements                                     15,364,251               0        2,460,315                 0           8,153
Income from companies accounted for
under the equity method                       542,221,414      22,037,953      206,122,225         3,300,522               0
Losses from companies accounted for
under the equity method                        13,763,017      10,667,671                0        85,861,086               0
Difference consolidation profit and
loss transfer agreement                                 0               0                0                 0               0
Income from companies in which share
Investments are held
Income from investments (paid this year)                0       1,596,200       18,736,222                 0       1,283,910
Income from investments (paid next year)       94,580,433               0       72,550,026                 0         735,640
Corporate tax on income                                 0               0                0                 0               0
Reversal of valuation allowance -
financial assets                                        0               0                0                 0               0
Write down of investments                      37,513,615               0          812,001                 0       3,686,417
Income from long-term securities and
long-term loans                                73,490,756       2,485,145        1,608,850            13,425         108,238
Other Interests an similar income             443,654,763      15,414,575       38,336,569           858,175      33,314,614
Interests and similar expenses                887,864,124     300,566,576       42,089,420         7,404,199     183,052,221
Write-downs of financial assets and
long-term loans                                19,903,007               0           26,076                 0           1,415
Losses from profit- and loss-pooling
agreements                                     17,557,389               0          375,808                 0         784,028
                                        ---------------------------------------------------------------------------------------
Financial earnings                            192,710,465    -269,700,374      296,510,902       -89,093,163    -152,073,526
                                        ---------------------------------------------------------------------------------------
Impairment of Goodwill                                  0               0                0                 0               0
                                        ---------------------------------------------------------------------------------------
Income from continuing operations
before income taxes                         3,076,528,684     772,835,898    1,127,549,331       -60,673,552     294,757,268
                                        ---------------------------------------------------------------------------------------

Income taxes                                  567,081,608     172,125,565      411,324,304         9,985,269     -48,948,461

                                        ---------------------------------------------------------------------------------------
Income from continuing operations after
income taxes                                2,509,447,076     600,710,333      716,225,027       -70,658,821     343,705,729
                                        ---------------------------------------------------------------------------------------

Minority interests in profit                  543,800,875      14,870,311        9,503,795           241,087      19,594,159
Minority interests in losses                   68,158,956               0          232,693                 0       6,608,980
                                        ---------------------------------------------------------------------------------------
Minority interests in Net income              475,641,919      14,870,311        9,271,102           241,087      12,985,179
                                        ---------------------------------------------------------------------------------------

                                        ---------------------------------------------------------------------------------------
Income from continuing operations           2,033,805,157     585,840,022      706,953,925       -70,899,908     330,720,550
                                        ---------------------------------------------------------------------------------------

Loss from discontined operations              480,596,277               0                0                 0     680,970,271
Extraordinary items after Minority
interests (net of taxes)                                0               0                0                 0               0
Cumulative effect of change in
accounting principle, net                    -494,420,506      53,984,478                0                 0               0

                                        ---------------------------------------------------------------------------------------
Net income before profit transferred        2,019,980,928     639,824,500      706,953,925       -70,899,908   1,011,690,821
                                        ---------------------------------------------------------------------------------------

Profit transferred pursuant to a profit
transfer agreement                                      0               0      710,200,000                 0   1,401,623,000
Income from loss transfers                    533,792,101               0                0                 0               0

                                        ---------------------------------------------------------------------------------------
Net income                                  2,553,773,029     639,824,500       -3,246,075       -70,899,908    -389,932,179
                                        ---------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
   Consolidated Statements of Income         Total       Other/ Consolidation   E.ON Group
----------------------------------------------------------------------------------------------
                                             (euro)             (euro)            (euro)
----------------------------------------------------------------------------------------------
Sales                                      46,636,484,040        -272,206,935  46,364,277,105
Electricity tax                             1,307,581,578                   0   1,307,581,578
Petroleum tax                               2,524,516,120          -9,588,522   2,514,927,598
Net sales                                  42,804,386,342        -262,618,413  42,541,767,929

Cost of goods sold and services provided   33,050,703,431        -270,187,296  32,780,516,135
Gross profit from sales                     9,753,682,911           7,568,883   9,761,251,794

Selling expenses                            4,553,149,732           2,621,651   4,555,771,383
Research and developement cost                 68,528,318                   0      68,528,318
General and administratve expenses          1,189,978,830         209,351,084   1,399,329,914
Other operating income                      3,306,308,965       1,768,455,742   5,074,764,707
Other operating expenses                    2,015,691,671         899,868,331   2,915,560,002
Income before financial earnings and
taxes                                       5,232,643,325         664,183,559   5,896,826,884

Income from profit- and loss-pooling
agreements                                     17,832,719                   0      17,832,719
Income from companies accounted for
under the equity method                       773,682,114          20,070,004     793,752,118
Losses from companies accounted for
under the equity method                       110,291,774          20,244,413     130,536,187
Difference consolidation profit and
loss transfer agreement                                 0                   1               1
Income from companies in which share
Investments are held
Income from investments (paid this year)       21,616,332                   0      21,616,332
Income from investments (paid next year)      167,866,099         -17,482,444     150,383,655
Corporate tax on income                                 0                   0               0
Reversal of valuation allowance -
financial assets                                        0                   0               0
Write down of investments                      42,012,033          11,118,970      53,131,003
Income from long-term securities and
long-term loans                                77,706,414          22,488,698     100,195,112
Other Interests an similar income             531,578,696         146,894,871     678,473,567
Interests and similar expenses              1,420,976,540         464,742,851   1,885,719,391
Write-downs of financial assets and
long-term loans                                19,930,498          13,115,703      33,046,201
Losses from profit- and loss-pooling
agreements                                     18,717,225                   0      18,717,225
                                        ------------------------------------------------------
Financial earnings                            -21,645,696        -337,250,809    -358,896,505
                                        ------------------------------------------------------
Impairment of Goodwill                                  0                   0               0
                                        ------------------------------------------------------
Income from continuing operations
before income taxes                         5,210,997,629         326,932,750   5,537,930,379
                                        ------------------------------------------------------

Income taxes                                1,111,568,285          12,458,433   1,124,026,718

                                        ------------------------------------------------------
Income from continuing operations after
income taxes                                4,099,429,344         314,474,317   4,413,903,661
                                        ------------------------------------------------------

Minority interests in profit                  588,010,227         -55,541,697     532,468,530
Minority interests in losses                   75,000,629          -6,056,703      68,943,926
                                        ------------------------------------------------------
Minority interests in Net income              513,009,598         -49,484,994     463,524,604
                                        ------------------------------------------------------

                                        ------------------------------------------------------
Income from continuing operations           3,586,419,746         363,959,311   3,950,379,057
                                        ------------------------------------------------------

Loss from discontined operations            1,161,566,548         -24,734,862   1,136,831,686
Extraordinary items after Minority
interests (net of taxes)                                0                   0               0
Cumulative effect of change in
accounting principle, net                    -440,436,028                   0    -440,436,028

                                        ------------------------------------------------------
Net income before profit transferred        4,307,550,266         339,224,449   4,646,774,715
                                        ------------------------------------------------------

Profit transferred pursuant to a profit
transfer agreement                          2,111,823,000      -2,111,823,000               0
Income from loss transfers                    533,792,101        -533,792,101               0

                                        ------------------------------------------------------
Net income                                  2,729,519,367       1,917,255,348   4,646,774,715
                                        ------------------------------------------------------
----------------------------------------------------------------------------------------------



                                                           Consolidated Statements of Income                                      2

-----------------------------------------------------------------------------------------------------------------------------
   Consolidated Statements of Income      E.ON Energie      Powergen          Ruhrgas          Degussa        Viterra AG

-----------------------------------------------------------------------------------------------------------------------------
                                               $                $                $                $                $
-----------------------------------------------------------------------------------------------------------------------------

Sales                                     25,527,288,486   11,186,406,433   13,663,785,476     1,123,509,460  1,226,219,000
Electricity tax                            1,478,351,732                0                0                 0              0
Petroleum tax                                          0                0    2,854,217,925                 0              0
Net sales                                 24,048,936,754   11,186,406,433   10,809,567,550     1,123,509,460  1,226,219,000
                                                       0                0                0                 0              0
Cost of goods sold and services provided  17,324,863,223    8,872,616,121    9,315,515,539       780,379,054  1,073,751,362
Gross profit from sales                    6,724,073,531    2,313,790,312    1,494,052,011       343,130,406    152,467,638

Selling expenses                           3,642,883,651    1,107,030,893      187,835,991       153,506,810     56,533,741
Research and developement cost                         0        2,653,699       44,085,908        30,738,510              0
General and administratve expenses           472,962,241      394,128,759      303,134,408        87,369,134     87,795,524
Other operating income                     2,212,071,479      806,920,658       81,830,119        47,984,503    589,306,156
Other operating expenses                   1,559,854,239      438,206,111      101,253,776        87,369,243     92,257,634
Income before financial earnings and
taxes                                      3,260,444,878    1,178,691,509      939,572,048        32,131,212    505,186,896

Income from profit- and loss-pooling
agreements                                    17,370,822                0        2,781,632                 0          9,218
Income from companies accounted for
under the equity method                      613,035,531       24,916,110      233,041,788         3,731,570              0
Losses from companies accounted for
under the equity method                       15,560,467       12,060,869                0        97,074,544              0
Difference consolidation profit and
loss transfer agreement                                0                0                0                 0              0
Income from investments (paid this year)               0        1,804,664       21,183,173                 0      1,451,589
Income from investments (paid next year)     106,932,638                0       82,025,059                 0        831,715
Corporate tax on income                                0                0                0                 0              0
Reversal of valuation allowance -
financial assets                                       0                0                0                 0              0
Write down of investments                     42,412,893                0          918,048                 0      4,167,863
Income from long-term securities and
long-term loans                               83,088,649        2,809,705        1,818,966            15,178        122,374
Other Interests an similar income            501,596,075       17,427,718       43,343,325           970,253     37,665,503
Interests and similar expenses             1,003,819,179      339,820,571       47,586,298         8,371,187    206,958,841
Write-downs of financial assets and
long-term loans                               22,502,340                0           29,482                 0          1,600
Losses from profit- and loss-pooling
agreements                                    19,850,384                0          424,889                 0        886,422
                                        -------------------------------------------------------------------------------------
Financial earnings                           217,878,452     -304,923,243      335,235,226      -100,728,730   -171,934,328
                                        -------------------------------------------------------------------------------------
Impairment of Goodwill                                 0                0                0                 0              0
                                        -------------------------------------------------------------------------------------
Income from continuing operations
before income taxes                        3,478,323,330      873,768,266    1,274,807,274       -68,597,518    333,252,567
                                        -------------------------------------------------------------------------------------
                                                       0                0                0                 0              0
Income taxes                                 641,142,466      194,605,164      465,043,258        11,289,345    -55,341,130
                                                       0                0                0                 0              0
                                        -------------------------------------------------------------------------------------
Income from continuing operations after
income taxes                               2,837,180,864      679,163,102      809,764,016       -79,886,863    388,593,697
                                        -------------------------------------------------------------------------------------
                                                       0                0                0                 0              0
Minority interests in profit                 614,821,269       16,812,374       10,744,991           272,573     22,153,156
Minority interests in losses                  77,060,516                0          263,083                 0      7,472,113
                                        -------------------------------------------------------------------------------------
Minority interests in Net income             537,760,754       16,812,374       10,481,908           272,573     14,681,043
                                        -------------------------------------------------------------------------------------

                                        -------------------------------------------------------------------------------------
Income from continuing operations          2,299,420,111      662,350,729      799,282,108       -80,159,436    373,912,654
                                        -------------------------------------------------------------------------------------

Loss from discontined operations             543,362,151                0                0                 0    769,904,988
Extraordinary items after Minority
interests (net of taxes)                               0                0                0                 0              0
Cumulative effect of change in
accounting principle, net                   -558,991,824       61,034,851                0                 0              0
                                                       0                0                0                 0              0
                                        -------------------------------------------------------------------------------------
Net income before profit transferred       2,283,790,437      723,385,580      799,282,108       -80,159,436  1,143,817,642
                                        -------------------------------------------------------------------------------------
                                                       0                0                0                 0              0
Profit transferred pursuant to a profit
transfer agreement                                     0                0      802,952,120                 0  1,584,674,964
Income from loss transfers                   603,505,349                0                0                 0              0
                                                       0                0                0                 0              0
                                        -------------------------------------------------------------------------------------
Net income                                 2,887,295,787      723,385,580       -3,670,012       -80,159,436   -440,857,322
                                        -------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
   Consolidated Statements of Income            Total            Other/         E.ON Group
                                                              Consolidation
----------------------------------------------------------------------------------------------
                                                  $                 $                $
----------------------------------------------------------------------------------------------

Sales                                        52,727,208,856       -307,757,161 52,419,451,695
Electricity tax                               1,478,351,732                  0  1,478,351,732
Petroleum tax                                 2,854,217,925        -10,840,783  2,843,377,142
Net sales                                    48,394,639,198       -296,916,378 48,097,722,821
                                                          0                  0              0
Cost of goods sold and services provided     37,367,125,299       -305,473,757 37,061,651,542
Gross profit from sales                      11,027,513,899          8,557,379 11,036,071,278

Selling expenses                              5,147,791,087          2,964,039  5,150,755,126
Research and developement cost                   77,478,116                  0     77,478,116
General and administratve expenses            1,345,390,065        236,692,336  1,582,082,401
Other operating income                        3,738,112,916      1,999,416,062  5,737,528,978
Other operating expenses                      2,278,941,003      1,017,391,135  3,296,332,138
Income before financial earnings and
taxes                                         5,916,026,543        750,925,932  6,666,952,475

Income from profit- and loss-pooling
agreements                                       20,161,672                  0     20,161,672
Income from companies accounted for
under the equity method                         874,724,998         22,691,147    897,416,145
Losses from companies accounted for
under the equity method                         124,695,880         22,888,333    147,584,213
Difference consolidation profit and
loss transfer agreement                                   0                  1              1
Income from investments (paid this year)         24,439,425                  0     24,439,425
Income from investments (paid next year)        189,789,412        -19,765,651    170,023,760
Corporate tax on income                                   0                  0              0
Reversal of valuation allowance -
financial assets                                          0                  0              0
Write down of investments                        47,498,805         12,571,107     60,069,912
Income from long-term securities and
long-term loans                                  87,854,872         25,425,722    113,280,594
Other Interests an similar income               601,002,874        166,079,341    767,082,215
Interests and similar expenses                1,606,556,076        525,438,267  2,131,994,343
Write-downs of financial assets and
long-term loans                                  22,533,421         14,828,614     37,362,035
Losses from profit- and loss-pooling
agreements                                       21,161,695                  0     21,161,695
                                        ------------------------------------------------------
Financial earnings                              -24,472,624       -381,295,765   -405,768,389
                                        ------------------------------------------------------
Impairment of Goodwill                                    0                  0              0
                                        ------------------------------------------------------
Income from continuing operations
before income taxes                           5,891,553,919        369,630,167  6,261,184,086
                                        ------------------------------------------------------
                                                          0                  0              0
Income taxes                                  1,256,739,103         14,085,504  1,270,824,607
                                                          0                  0              0
                                        ------------------------------------------------------
Income from continuing operations after
income taxes                                  4,634,814,816        355,544,663  4,990,359,479
                                        ------------------------------------------------------
                                                          0                  0              0
Minority interests in profit                    664,804,363        -62,795,443    602,008,920
Minority interests in losses                     84,795,711         -6,847,708     77,948,003
                                        ------------------------------------------------------
Minority interests in Net income                580,008,651        -55,947,734    524,060,917
                                        ------------------------------------------------------

                                        ------------------------------------------------------
Income from continuing operations             4,054,806,165        411,492,397  4,466,298,562
                                        ------------------------------------------------------

Loss from discontined operations              1,313,267,139        -27,965,235  1,285,301,904
Extraordinary items after Minority
interests (net of taxes)                                  0                  0              0
Cumulative effect of change in
accounting principle, net                      -497,956,973                  0   -497,956,973
                                                          0                  0              0
                                        ------------------------------------------------------
Net income before profit transferred          4,870,116,331        383,527,162  5,253,643,493
                                        ------------------------------------------------------
                                                          0                  0              0
Profit transferred pursuant to a profit
transfer agreement                            2,387,627,084     -2,387,627,084              0
Income from loss transfers                      603,505,349       -603,505,349              0
                                                          0                  0              0
                                        ------------------------------------------------------
Net income                                    3,085,994,596      2,167,648,896  5,253,643,493
                                        ------------------------------------------------------

----------------------------------------------------------------------------------------------


conversion rate: 1$ = 1,1306(euro)